December 14, 2010
DIAMOND HILL FUNDS
Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill Select Fund
Diamond Hill Long-Short Fund
Diamond Hill Financial Long-Short Fund
Diamond Hill Strategic Income Fund
Supplement to Prospectus Dated February 28, 2010
How to Purchase Shares section on Page 30. The first paragraph has been deleted and replaced with the following:
The funds will generally not accept investments from foreign investors (e.g. foreign financial institutions; non-U.S. persons). However, if the funds accept such investments, the fund is required to conduct due diligence on such foreign investors as required under Section 312 of the USA Patriot Act.
Sales Charge Waivers section on Page 33. Item number 12 has been deleted and replaced with the following:
Bought directly from the Fund by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.
This Supplement and the Prospectus dated February 28, 2010 provide the information a prospective investor ought to know before investing and should be retained for future reference.